UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2020 (February 11, 2020)

NOTIS GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	30-0893689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1715 Highway 35 North, Suite 101

Middletown, New Jersey 07748

(Address of principal executive office, including zip code)

(800) 762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2020, Andrew Kantarzhi resigned from the Board of Directors (the “Board”) of Notis Global, Inc., a Nevada corporation (the “Company”).

Mr. Kantarzhi delivered a letter to the Company describing his reasons for resigning. A copy of such letter is filed with this report as Exhibit 10.1.

The Board believes Mr. Kantarzhi’s letter contains numerous inaccuracies. Accordingly, the Company vigorously disputes the statements and allegations in such letter.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	10.1	Resignation letter from Andrew Kantarzhi dated February 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2020	NOTIS GLOBAL, INC.

	By:	/s/ Ned L. Siegel
Ned L. Siegel
Executive Chairman (Principal Executive Officer)